         This Note has not been registered under the Securities Act of 1933, the New York Securities Act or Chapter 517, Florida Statutes. This Note has not been acquired with a view to, or in connection with any distribution hereof, and may not be sold, pledged, hypothecated, transferred or otherwise disposed of in the absence of an effective registration statement thereunder or an applicable exemption from such registration.



                    AMERICAN CONSOLIDATED LABORATORIES, INC.
                          CAROLINA CONTACT LENS, INC.

                AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE

$712,000                                                       February 15, 1996

         For value received, American Consolidated Laboratories, Inc., a Florida corporation ("ACL" or a "Borrower"), and Carolina Contact Lens, Inc., a North Carolina corporation ("CCL" or a "Borrower"), hereby jointly and severally promise to pay to the order of Tullis-Dickerson Capital Focus, L.P., a Delaware limited partnership (the "Lender"), the sum of $712,000 (and any additional amounts in excess of $712,000 that may be advanced by the Lender to the Borrower with written notice, or oral notice followed by written confirmation, by the Lender to a Borrower that such advances are being made pursuant to, and in reliance on, this Note), or so much thereof as is advanced and remains outstanding hereunder from time to time, together with interest thereon from the date advanced until maturity at the fixed annual rate of 13.5%, and after maturity at 19.5% per annum.

         Payments shall be made to the Lender at its principal place of business and chief executive office at One Greenwich Plaza, Greenwich, Connecticut 06830 or at such other place as the Lender may designate in writing. All payments received shall be applied first to accrued and unpaid interest, and thereafter to outstanding principal in the order in which the advances represented by such principal amounts were first made.

         The principal amount of this Note shall be due and payable in full as follows: (i) $267,000 on June 30, 1996, (ii) $75,000 on July 5, 1996, (iii)
$50,000 on July 10, 1996, and (iv) all other outstanding principal amounts, on the date or dates which is six (6) months following the date or dates such outstanding principal amounts were initially advanced (each of the aforementioned and such other dates being hereinafter referred to as a "Maturity Date"). All accrued interest on each advance shall be due and payable in full on the first day of each month, commencing February 1, 1996 and at the final Maturity Date.

         The principal of and all accrued interest on this Note may be prepaid at any time or from time to time by the Borrower without penalty or premium, provided that the Borrower gives the Lender not less than twenty (20) days prior written notice of its intent to effect such prepayment and the proposed amount thereof, or the holder waives such notice in writing.

         This Note and all past and future advances hereunder are obligations under and are secured by the Term Loan Security Agreement dated as of December 15, 1994 (as the same may be amended or modified from time to time, the "1994 Security Agreement"), of ACL and CCL in favor of the Lender, and are entitled to the benefits and subject to the terms and conditions thereof. This Note may be sold, assigned, pledged or otherwise transferred by the Lender without restriction, subject to applicable federal and state securities.

FUTURE ADVANCES

         All future advances under this Note shall be in the sole discretion of the Lender.

CONVERSION

         All or any portion of the entire principal amount of and all accrued interest on this Note shall be convertible, without the payment of any additional consideration by the Lender, at the option of the Lender, at any time or from time to time after the Maturity Date at the office of ACL, into such number of fully paid and nonassessable shares of common stock of ACL ("Common Stock") as is determined by dividing the aggregate amount of unpaid principal and/or accrued interest by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price shall be the price per share equal to 50% of the Market Price (as defined below) per share on the date written notice of Lender's election to convert is delivered to ACL. For purposes of this Note, the Market Price of a share of Common Stock shall mean the average of the closing prices of the sales of Common Stock on all domestic securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not quoted in the Nasdaq System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case on the business day prior to the date provided, that if the Common Stock is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange or system is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted in the Nasdaq System or the domestic over-the-counter market, the Market Price will be the fair value thereof on the business day prior to the date of written notice of Lender's election to convert is delivered ACL as determined by the ACL Board of Directors acting in good faith.

         No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of any fractional shares to which the Lender would otherwise be entitled, ACL shall pay cash equal to such fraction multiplied by the Conversion Price. Before the Lender shall be entitled to convert this Note into Common Stock it shall surrender this Note, duly endorsed, at the office of ACL, accompanied by written notice to ACL that it elects to convert all or a specified portion of the unpaid principal amount hereof and accrued interest thereon. ACL shall issue and deliver to the Lender a certificate or certificates for the number of shares of Common Stock to which it shall be entitled as aforesaid, together with cash in lieu of any fraction of a share and, if all of the unpaid principal amount of, and accrued interest thereon is not being converted into Common Stock, a replacement note in an amount equal to the unpaid principal amount not being converted, and in form and substance otherwise identical to this Note. Such conversion shall be deemed to have been made immediately prior to the close of business on the date on which such written notice shall have been delivered to ACL and this Note shall have been surrendered as aforesaid, and the Lender shall be treated for all purposes as the record holder of such shares of Common Stock on such date. ACL shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect full conversion of this Note.

COVENANTS

         Borrower covenants and agrees that during the term of this Agreement:

         Borrower shall pay the indebtedness evidenced by the Note according to the terms thereof, and shall timely pay or perform, as the case may be, all of the other obligations of Borrower to Lender hereunder and any extensions, modifications, consolidations and/or renewals hereof.

         Borrower shall permit Lender, its officers and employees, at Lender's expense, to visit and inspect any of its properties, corporate books and financial records, and to discuss its accounts, affairs and finances with Borrower or the principal officers of Borrower during reasonable business hours, all at such times as Lender may reasonably request; provided that no such inspection shall materially interfere with the conduct of Borrower's business.

         Borrower shall maintain, in amounts customary for entities engaged in comparable business activities, (i) to the extent required by applicable law, workman's compensation insurance (or maintain a legally sufficient amount of self insurance against worker's compensation liabilities, with adequate reserves, and (ii) fire and "all risk" casualty insurance on its properties against such hazards as are customary in Borrower's business. Borrower will make reasonable efforts to obtain and maintain public liability insurance at a cost deemed reasonable to the Borrower's Board of Directors. At the request of Lender, Borrower will deliver forthwith a certificate specifying the details of such insurance in effect.

         Borrower shall (i) file all tax returns and appropriate schedules thereto that are required to be filed under applicable law, prior to the date of delinquency, (ii) pay and discharge all taxes, assessments and governmental charges or levies imposed upon Borrower upon its income and profits or upon any properties belonging to it, prior to the date on which penalties attach thereto, and (iii) pay all taxes, assessments and governmental charges or levies that, if unpaid, might become a lien or charge upon any of its properties; provided, however, that Borrower in good faith may contest any such tax, assessment, governmental charge or levy described in the foregoing clauses
(ii) and (iii) so long as appropriate reserves are maintained with respect thereto.

         Borrower shall maintain its corporate existence and good standing in the state of its incorporation, and its qualification and good standing as a foreign corporation in each jurisdiction in which such qualification is necessary pursuant to applicable law and where failure to qualify would have a material adverse effect upon the Borrower.

         Except where the failure to do so would not materially adversely affect Borrower's operations or its ability to fulfill its obligations hereunder, Borrower shall maintain its business operations and property owned or used in connection therewith in compliance with (i) all applicable federal, state and local laws, regulations and ordinances governing such business operations and the use and ownership of such property, and (ii) all agreements, licenses, franchises, indentures and mortgages to which Borrower is a party or by which Borrower of any of its properties is bound. Without limiting the foregoing, Borrower shall pay all of its indebtedness promptly in accordance with the terms thereof.

         Borrower shall give notice, in writing, to Lender of (i) any actions, suits or proceedings wherein the amount at issue is in excess of Fifty Thousand Dollars ($50,000.00) instituted by any persons whomsoever against Borrower or affecting any of the assets of Borrower, and
(ii) any dispute, not resolved within sixty (60) days of the commencement thereof, between Borrower on the one hand and any governmental regulatory body on the other hand which dispute might materially interfere with the normal operations of Borrower.

         Borrower shall not sell, assign, transfer, convey, grant a security interest in or lease all or substantially all of its assets, without the prior written consent of Lender.

         Borrower shall keep true books, records, and accounts that completely, accurately and fairly reflect all dealings and transactions relating to its assets, business, and activities and shall record all transactions in such manner as is necessary to permit preparation of its financial statements in accordance with generally accepted accounting principles applied on a consistent basis. Borrower shall submit to Lender within ninety-five days after the end of each of the Borrower's fiscal years audited financial statements for each fiscal year prepared by certified public accountants. Borrower further shall furnish to Lender within forty-five days after the end of each fiscal quarter of the Borrower unaudited financial statements and Borrower shall provide all other financial information reasonably requested by Lender.

ACCELERATION

         Maturity of all principal and interest due hereunder shall at the option of the Lender be accelerated and be immediately due and payable upon demand upon (i) default in the payment of principal of or interest on this Note when due; (ii) failure of the Borrower to comply with any other terms or provisions of this Note if such failure has not been remedied within 30 days after notice (or such longer time as may be reasonably necessary if such failure cannot be cured within 30 days); or (iii) the occurrence of any Event of Default as such term is defined in the 1994 Security Agreement referenced above. The Borrower will pay all costs of collection of the indebtedness due hereunder, including reasonable attorneys' fees, paid or incurred by the Lender and the same shall constitute a part of the indebtedness represented hereby and be secured by any and all collateral securing this Note.

         The Borrower hereby waives (i) presentment for payment, protest, notice of nonpayment and notice of protest, (ii) all defenses given to sureties or guarantors at law or in equity, other than payment of this Note, and (iii) any mitigation of its obligations hereunder by virtue of any extensions of time of payment or partial payments before, at or after maturity, the addition or release of any party primarily or secondarily liable, the release or substitution of any or all collateral, and any other indulgence granted by the Lender to any party liable hereon.

         No failure to exercise or delay in exercising any right hereunder of the holder shall operate as a waiver of such right or of any right hereunder, nor shall any waiver by the holder be construed as a waiver of such rights on any future occasion.

         This Note amends, restates and replaces the Promissory Note dated November 8, 1995 from ACL to Lender in the principal amount of $167,000 (the "Original Note"). The Borrower acknowledges and agrees that the execution, delivery and acceptance of this amended and restated Note shall not be deemed a novation, or otherwise constitute the incurrence or creation of new or additional debt of the Borrower except with respect to the increase in principal amount hereof. This amended Note is and shall be deemed to evidence the continued indebtedness of the Borrower to the holder of this Note, including herein the amendments to the Original Note evidencing such indebtedness, which Original Note is deemed cancelled effective upon execution and delivery of this Note.

                                     AMERICAN CONSOLIDATED LABORATORIES, INC.



                                     By:
                                        ---------------------------------------
                                        Wayne Upham Smith,
                                        Chairman and Chief Executive Officer


                                     CAROLINA CONTACT LENS, INC.



                                     By:
                                        ---------------------------------------
                                        Wayne Upham Smith,
                                        Chairman and Chief Executive Officer

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF UNLESS THE PERSON REQUESTING THE TRANSFER OF THIS WARRANT SHALL FURNISH, WITH RESPECT TO SUCH TRANSFER, AN OPINION OF COUNSEL, SATISFACTORY TO AMERICAN CONSOLIDATED LABORATORIES, INC., TO THE EFFECT THAT SUCH SALE, TRANSFER, ASSIGNMENT OR DISPOSITION WILL NOT INVOLVE ANY VIOLATION OF THE REGISTRATION PROVISIONS OF THE ACT OR ANY SIMILAR OR SUPERSEDING STATUTE OR OF ANY APPLICABLE STATE SECURITIES LAW.

                    AMERICAN CONSOLIDATED LABORATORIES, INC.
                            (a Florida corporation)


         WARRANT FOR THE PURCHASE OF SECURITIES OF AMERICAN CONSOLIDATED LABORATORIES, INC.

VOID AFTER 5:00 P.M. EASTERN STANDARD TIME, ON FEBRUARY 15, 2001

FOR VALUE RECEIVED, American Consolidated Laboratories, Inc., a Florida corporation (the "Company"), hereby certifies that Tullis-Dickerson Capital Focus, L.P., or assigns (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company at any time during the period commencing on February 15, 1996 and expiring at 5:00 p.m. Eastern Standard Time on February 15, 2001 (the "Expiration Date"), up to such number of fully paid and nonassessable shares of the Company's authorized but unissued Common Stock, as hereinafter defined, at a price of $.10 per share (the "Exercise Price"), as equals (x) the aggregate principal amount of all past and future advances made (whether or not hereafter repaid) under the Company's Amended and Restated Promissory Note to the order of Holder dated February 15, 1996, multiplied by
(y) 0.1333.

         The term "Common Stock" means the common stock of the Company, together with any other equity securities that may be issued by the Company in respect thereof or in substitution therefor. The shares of Common Stock deliverable or delivered upon such exercise, as adjusted from time to time, are hereinafter referred to as "Warrant Stock."

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate and (in the case of loss, theft or destruction) of satisfactory indemnification and upon surrender and cancellation of this Warrant certificate, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

         1. Exercise of Warrant. This Warrant may be exercised, subject to the requirements set forth below, in whole or in part at any time or from time to time prior to 5:00 p.m. Eastern Standard Time on the Expiration Date set forth above, or, if such a day is a day on which banking institutions in New York, New York are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender of this Warrant certificate to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company, or by surrender of Warrant Shares) of the Exercise Price. Upon receipt by the Company of this Warrant certificate, together with the Exercise Price, at its office, or by the stock transfer agent of the Company at its offices, if any, in proper form for exercise as described above, together with an agreement to comply with the restrictions on transfer and related covenants contained herein and a representation as to investment intent and any other matter required by counsel to the Company, signed by the Holder (and, if other than the original Holder, accompanied by proof satisfactory to counsel for the Company of the right of such person or persons to exercise the Warrant), the Holder shall be deemed to be the holder of record for the shares of Common Stock issuable upon such exercise, even if the stock transfer books of the Company shall then be closed or certificates representing such shares of Common Stock shall not have been delivered to the Holder. The Holder shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant. The Company shall promptly thereafter issue certificate(s) evidencing the Common Stock so purchased.

         2. Reservation of Shares. The Company shall at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company (and other securities) from time to time receivable upon exercise of this Warrant. All such shares (and other securities) shall be duly authorized and, when issued upon exercise, shall be validly issued, fully paid and nonassessable.

         3.      Fractional Shares.

                 (a) No Fractional Shares Issued. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall pay the Holder an amount equal to the Market Price of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon exercise of this Warrant.

                 (b) Market Price Defined. For purposes of this Warrant, the Market Price of a share of Common Stock shall mean the average of the closing prices of the sales of Common Stock on all domestic securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not quoted in the Nasdaq System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case on the business day prior to the date of exercise of this Warrant, provided, that if the Common Stock is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange or system is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted in the Nasdaq System or the domestic over-the-counter market, the Market Price will be the fair value thereof on the business day prior to the date of exercise of this Warrant as determined by the Company's Board of Directors acting in good faith.

         4.      Transfer.

                 (a) Securities Law. Neither this Warrant nor the Warrant Stock issuable upon the exercise hereof has been registered under the Securities Act of 1933, as amended (the "Act"), or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption for such registration is available. In the event Holder desires to transfer this Warrant or any of the Warrant Stock issued, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Such transfer may be made only either (i) upon registration of the Warrants pursuant to the Act and applicable state securities laws; or (ii) upon publication by the Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said Commission or (iii) upon receipt by the Company of an opinion of counsel, satisfactory to the Company, in either case to the effect that the proposed transfer will not involve any violation of the registration provisions of the Act or any similar or superseding statute or of any applicable state securities laws.

                 (b) Conditions to Transfer. Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Act, the Holder will, if requested by the Company, deliver to the Company (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee to the impression of the restrictive investment legend set forth herein on the certificate or certificates representing the securities acquired by such transferee and (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar.

                 (c) Transfer. Except as restricted hereby, this Warrant and the Warrant Stock may be transferred by the Holder in whole at any time. Upon surrender of this Warrant certificate to the Company with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant certificate in the name of the assignee named in such instrument of assignment, and this Warrant certificate shall promptly be cancelled. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon this Warrant, shall be null and void and without effect.

         5. Rights of Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

         6.      Anti-Dilution Provisions.

                 (a) Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the date hereof, or in case after the date hereof the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, all in each such case, the Holder of this Warrant upon the exercise as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto. In each such case, the terms of this Warrant shall be applicable to the securities or property received upon the exercise of this Warrant after such consummation.

                 (b) Certificate as to Adjustments. In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of this Warrant, the Company at its expense shall promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by an officer of the Company setting forth such adjustment and showing the facts upon which such adjustment is based. The Company shall forthwith mail a copy of each such certificate to the Holder.

                 (c) Notices of Record Date, Etc. In case: (i) the Company shall take record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend) or other distribution of stock, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or (ii) of any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such case, the Company shall mail or cause to be mailed to the Holder a notice specifying, as the case may be, (A) the date on which record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place and the time, if any, to be fixed, as to which of the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up.

         7. Legend and Stop Transfer Orders. Unless the shares of Warrant Stock have been registered under the Act, upon exercise of any of this Warrant and the issuance of any of the shares of Warrant Stock, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing shares of Warrant Stock shall bear on the face thereof substantially the following legend, insofar as is consistent with applicable law:

                 "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, IS OBTAINED STATING THAT SUCH DISPOSITION WILL NOT INVOLVE ANY VIOLATION OF THE REGISTRATION PROVISIONS OF THE ACT OR ANY SIMILAR OR SUPERSEDING STATUTE OR OF ANY APPLICABLE STATE SECURITIES LAW."

         8.      Registration.

                 (a) Demand Registration. The Company agrees that upon demand of the Holders at any time after January 31, 1997, it shall file a registration statement under the Securities Act, and the Company shall effect, as soon as practicable, the registration under the Act of all Warrant Stock.
If the Holder(s) intends to distribute the Warrant Stock by means of an underwriting, it shall so advise the Company. In the event Company does not register the Warrant Shares on or before January 31, 1997, Company hereby irrevocably grants and issues to Holder the right and option to sell to Company (the "Put") this Warrant at any time after January 31, 1997 and prior to the Expiration Date, at a purchase price (the "Purchase Price") equal to the fair market value of the Warrant Shares issuable hereunder upon exercise of this Warrant. The Company shall pay to Holder, in cash or certified or cashier's check, the Purchase Price in exchange for delivery to Company of the Warrant, within 30 days of the receipt of written notice from Holder of its intention to exercise the Put. The fair market value of each Warrant Share shall be the closing price of Company's Common Stock as reported on any automated quotation system or stock exchange on which such stock is listed or reported or the average of the last bid and last offer for the stock of Company as reported on the Nasdaq over the counter market, if the stock is not listed on any exchange or reported on an automated quotation system, on the last full day of trading immediately preceding the date on which such written notice of Holder's intention to exercise the Put is received by Company.

                 (b) Piggyback Registrations. Notwithstanding the provisions set forth above, the Company shall notify the Holder(s) in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans) and will afford each such Holder an opportunity to include in such registration statement the Warrant Stock. If the registration statement is for an underwritten offering, the Company shall so advise the Holder and the right of Holder to be included in a registration shall be subject to reduction in the discretion of the underwriter and conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Warrant Stock and Holder's execution of the underwriting agreement.

                 (c) All expenses incurred in connection with registration (excluding underwriters' discounts and commissions), including, without limitation, all registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company shall be borne by the Company.

                 (d) Obligations of the Company. Whenever required to effect the registration of the Warrant Stock, the Company shall, as expeditiously as reasonably possible:

                      (i) Prepare and file a registration statement with respect thereto and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective for up to one hundred twenty (120) days.

                      (ii) Prepare and file such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act.

                    (iii) Furnish to the Holder(s) such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as may be reasonably requested.

                      (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder(s), provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                      (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.
                                  The Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                      (vi) Notify the Holder at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                    (vii) Furnish, at the request of any Holder requesting registration on the date that such Warrant Stock is delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to the Holder, addressed to the underwriters, if any, and to the Holder and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to the Holder, addressed to the underwriters, if any, and to the Holder.

                 (e) Indemnification. The Company will indemnify and hold harmless the Holder, the partners, officers and directors of the Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint and several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any Preliminary Prospectus or final Prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law in connection with the offering covered by such registration statement; and the Company, at its option, shall either assume the defense thereof or will reimburse the Holder, partner, officer, or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if the Holder fails to promptly notify the Company of such claim or such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder. The obligations of the Company under this paragraph shall survive the completion of any offering of Warrant Stock.

                 9. Notice. All notices hereunder shall be in writing and shall be deemed given (a) when delivered personally, (b) the next business day when sent by nationally recognized overnight courier service procuring a return receipt, or (c) within three business days after mailing when by certified or registered mail, return receipt requested, to the Company at American Consolidated Laboratories, Inc., 6414 Parkland Drive, Sarasota, Florida 34243, or to the Holder at his address on the Company's records or at such other address of which the Company or Holder has been advised by notice hereunder.

                 10.      Applicable Law.    This Warrant is issued under and
shall for all purposes be governed by and construed in accordance with the laws of the State of Florida.

                 11.      Miscellaneous.    This Warrant represents the entire
agreement of the Company with respect to the subject matter hereof and may be changed only by a written agreement executed by the Company and the Holder.

                 12. Certain Prior Warrants Replaced and Superseded. This Warrant replaces and supersedes the Warrants dated as of November 8, 1995 issued by the Company to the Holder for the purchase of an aggregate of 26,720 shares of Common Stock and exercisable commencing November 8, 1995.

                 IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of February 15, 1996.


                                    AMERICAN CONSOLIDATED LABORATORIES,
                                      INC.


                                    By:
                                             ----------------------------------
                                             Wayne Upham Smith
                                             Chairman and Chief Executive
                                               Officer

                                ASSIGNMENT FORM


                 For value received, the undersigned ________________________, hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of the capital stock covered thereby set forth below, unto:


         Name and address of Assignee                       Number of Shares
         ----------------------------                       ----------------







Date:

         Name of Holder:


                                                   By:
                                                            -------------------------------------------

                             WARRANT EXERCISE FORM

                 1. The undersigned Warrant Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to the Warrant Stock, as defined in the Warrant of American Consolidated Laboratories, inc. (the "Company").

                 2.  The undersigned Warrant Holder

                 (a) elects to pay the aggregate exercise price for such Warrant Stock in the following manner:

                      (i) by lawful money of the United States or the enclosed certified check or postal or express money order payable in United States dollars to the order of the Company in the amount of $_________; or

                      (ii) by wire transfer of United States funds to the account of the Company in the amount of $_________, which transfer has been made before or simultaneously with the delivery of this Warrant Exercise Form pursuant to the instructions of the Company.

                    (iii) by surrendering Holder's rights to that number of Warrant Shares having a fair market value equal to the exercise price of the Warrant Shares being purchased. Accordingly, upon exercise of this Warrant, Holder would receive the number of Warrant Shares to which it would otherwise be entitled upon such exercise, less the surrendered shares. For purposes of this provision, the fair market value of one share of stock shall be the closing price as reported on any automated quotation system or exchange on which the Company's stock is listed or reported or the average of the last bid and last offer for the stock of the Company as reported on the Nasdaq over-the-counter market, as applicable, on the last full day of trading immediately preceding such exercise.

                 3. Please issue a stock certificate or certificates representing the appropriate number of shares of Warrant Stock in the name of the undersigned or in such names as is specified below:

Name:  _______________________________

Address:  ____________________________

Tax Identification No.:  _____________

HOLDER:  _____________________________

By:  _________________________________

Date:  _______________________________


Note: The signature of the Warrant Holder must conform in all respects to the name of the Warrant Holder as specified on the face of the Warrant, or Assignment, without alteration, enlargement or any change whatsoever.

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF UNLESS THE PERSON REQUESTING THE TRANSFER OF THIS WARRANT SHALL FURNISH, WITH RESPECT TO SUCH TRANSFER, AN OPINION OF COUNSEL, SATISFACTORY TO AMERICAN CONSOLIDATED LABORATORIES, INC., TO THE EFFECT THAT SUCH SALE, TRANSFER, ASSIGNMENT OR DISPOSITION WILL NOT INVOLVE ANY VIOLATION OF THE REGISTRATION PROVISIONS OF THE ACT OR ANY SIMILAR OR SUPERSEDING STATUTE OR OF ANY APPLICABLE STATE SECURITIES LAW.

                    AMERICAN CONSOLIDATED LABORATORIES, INC.
                            (a Florida corporation)


        WARRANT FOR THE PURCHASE OF SECURITIES OF AMERICAN CONSOLIDATED LABORATORIES, INC.

VOID AFTER 5:00 P.M. EASTERN STANDARD TIME, ON MAY 8, 2001

FOR VALUE RECEIVED, American Consolidated Laboratories, Inc., a Florida corporation (the "Company"), hereby certifies that Tullis-Dickerson Capital Focus, L.P., or assigns (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company at any time during the period commencing on May 8, 1996 and expiring at 5:00 p.m. Eastern Standard Time on May 8, 2001 (the "Expiration Date"), up to such number of fully paid and nonassessable shares of the Company's authorized but unissued Common Stock, as hereinafter defined, as equals a fraction in which an amount equal to one-sixth of all advances made, and not repaid within 150 days of each such advance, under the Company's Amended and Restated Promissory Note to the order of Holder dated February 15, 1996 in the original principal amount of $712,000 (the "Note") is the numerator and the average sales price of the Company's Common Stock for the previous 30 days is the denominator as of the date of exercise, at a price of $.10 per share, subject to adjustment as described below (the "Exercise Price"); provided, however, that this Warrant shall be effective only in the event principal of and all accrued interest under the Note is not repaid in full on or before 150 days of the date the funds representing such principal were initially advanced, and then only with respect to the number of shares of Common Stock exercisable under this Warrant by reason of those advances. In the event all advances represented by or made under the Note are repaid in full within 150 days of each such advance, this Warrant shall be null and void.

         The term "Common Stock" means the common stock of the Company, together with any other equity securities that may be issued by the Company in respect thereof or in substitution therefor. The shares of Common Stock deliverable or delivered upon such exercise, as adjusted from time to time, are hereinafter referred to as "Warrant Stock."

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate and (in the case of loss, theft or destruction) of satisfactory indemnification and upon surrender and cancellation of this Warrant certificate, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

         1. Exercise of Warrant. This Warrant may be exercised, subject to the requirements set forth below, in whole or in part, at any time or from time to time, prior to 5:00 p.m. Eastern Standard Time on the Expiration Date set forth above, or, if such a day is a day on which banking institutions in New York, New York are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender of this Warrant certificate to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company, or by surrender of Warrant Shares) of the Exercise Price. Upon receipt by the Company of this Warrant certificate, together with the Exercise Price, at its office, or by the stock transfer agent of the Company at its offices, if any, in proper form for exercise as described above, together with an agreement to comply with the restrictions on transfer and related covenants contained herein and a representation as to investment intent and any other matter required by counsel to the Company, signed by the Holder (and, if other than the original Holder, accompanied by proof satisfactory to counsel for the Company of the right of such person or persons to exercise the Warrant), the Holder shall be deemed to be the holder of record for the shares of Common Stock issuable upon such exercise, even if the stock transfer books of the Company shall then be closed or certificates representing such shares of Common Stock shall not have been delivered to the Holder. The Holder shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant. The Company shall promptly thereafter issue certificate(s) evidencing the Common Stock so purchased.

         2. Reservation of Shares. The Company shall at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company (and other securities) from time to time receivable upon exercise of this Warrant. All such shares (and other securities) shall be duly authorized and, when issued upon exercise, shall be validly issued, fully paid and nonassessable.

         3.      Fractional Shares.

                 (a) No Fractional Shares Issued. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall pay the Holder an amount equal to the Market Price of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon exercise of this Warrant.

                 (b) Market Price Defined. For purposes of this Warrant, the Market Price of a share of Common Stock shall mean the average of the closing prices of the sales of Common Stock on all domestic securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not quoted in the Nasdaq System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case on the business day prior to the date of exercise of this Warrant, provided, that if the Common Stock is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange or system is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted in the Nasdaq System or the domestic over-the-counter market, the Market Price will be the fair value thereof on the business day prior to the date of exercise of this Warrant as determined by the Company's Board of Directors acting in good faith.

         4.      Transfer.

                 (a) Securities Law. Neither this Warrant nor the Warrant Stock issuable upon the exercise hereof has been registered under the Securities Act of 1933, as amended (the "Act"), or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption for such registration is available. In the event Holder desires to transfer this Warrant or any of the Warrant Stock issued, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Such transfer may be made only either (i) upon registration of the Warrants pursuant to the Act and applicable state securities laws; or (ii) upon publication by the Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said Commission or (iii) upon receipt by the Company of an opinion of counsel, satisfactory to the Company, in either case to the effect that the proposed transfer will not involve any violation of the registration provisions of the Act or any similar or superseding statute or of any applicable state securities laws.

                 (b) Conditions to Transfer. Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Act, the Holder will, if requested by the Company, deliver to the Company (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee to the impression of the restrictive investment legend set forth herein on the certificate or certificates representing the securities acquired by such transferee and (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar.

                 (c) Transfer. Except as restricted hereby, this Warrant and the Warrant Stock may be transferred by the Holder in whole at any time. Upon surrender of this Warrant certificate to the Company with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant certificate in the name of the assignee named in such instrument of assignment, and this Warrant certificate shall promptly be cancelled. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon this Warrant, shall be null and void and without effect.

         5. Rights of Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

         6.      Anti-Dilution Provisions.

                 (a) Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the date hereof, or in case after the date hereof the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, all in each such case, the Holder of this Warrant upon the exercise as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto. In each such case, the terms of this Warrant shall be applicable to the securities or property received upon the exercise of this Warrant after such consummation.

                 (b) Certificate as to Adjustments. In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of this Warrant, the Company at its expense shall promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by an officer of the Company setting forth such adjustment and showing the facts upon which such adjustment is based. The Company shall forthwith mail a copy of each such certificate to the Holder.

                 (c) Notices of Record Date, Etc. In case: (i) the Company shall take record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend) or other distribution of stock, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or (ii) of any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such case, the Company shall mail or cause to be mailed to the Holder a notice specifying, as the case may be, (A) the date on which record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place and the time, if any, to be fixed, as to which of the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up.

         7. Legend and Stop Transfer Orders. Unless the shares of Warrant Stock have been registered under the Act, upon exercise of any of this Warrant and the issuance of any of the shares of Warrant Stock, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing shares of Warrant Stock shall bear on the face thereof substantially the following legend, insofar as is consistent with applicable law:

                 "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, IS OBTAINED STATING THAT SUCH DISPOSITION WILL NOT INVOLVE ANY VIOLATION OF THE REGISTRATION PROVISIONS OF THE ACT OR ANY SIMILAR OR SUPERSEDING STATUTE OR OF ANY APPLICABLE STATE SECURITIES LAW."

         8.      Registration.

                 (a) Demand Registration. The Company agrees that upon demand of the Holders at any time after January 31, 1997, it shall file a registration statement under the Securities Act, and the Company shall effect, as soon as practicable, the registration under the Act of all Warrant Stock.
If the Holder(s) intends to distribute the Warrant Stock by means of an underwriting, it shall so advise the Company. In the event Company does not register the Warrant Shares on or before January 31, 1997, Company hereby irrevocably grants and issues to Holder the right and option to sell to Company (the "Put") this Warrant at any time after January 31, 1997 and prior to the Expiration Date, at a purchase price (the "Purchase Price") equal to the fair market value of the Warrant Shares issuable hereunder upon exercise of this Warrant. The Company shall pay to Holder, in cash or certified or cashier's check, the Purchase Price in exchange for delivery to Company of the Warrant, within 30 days of the receipt of written notice from Holder of its intention to exercise the Put. The fair market value of each Warrant Share shall be the closing price of Company's Common Stock as reported on any automated quotation system or stock exchange on which such stock is listed or reported or the average of the last bid and last offer for the stock of Company as reported on the Nasdaq over the counter market, if the stock is not listed on any exchange or reported on an automated quotation system, on the last full day of trading immediately preceding the date on which such written notice of Holder's intention to exercise the Put is received by Company.

                 (b) Piggyback Registrations. Notwithstanding the provisions set forth above, the Company shall notify the Holder(s) in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans) and will afford each such Holder an opportunity to include in such registration statement the Warrant Stock. If the registration statement is for an underwritten offering, the Company shall so advise the Holder and the right of Holder to be included in a registration shall be subject to reduction in the discretion of the underwriter and conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Warrant Stock and Holder's execution of the underwriting agreement.

                 (c) All expenses incurred in connection with registration (excluding underwriters' discounts and commissions), including, without limitation, all registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company shall be borne by the Company.

                 (d) Obligations of the Company. Whenever required to effect the registration of the Warrant Stock, the Company shall, as expeditiously as reasonably possible:

                        (i) Prepare and file a registration statement with respect thereto and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective for up to one hundred twenty (120) days.

                       (ii) Prepare and file such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act.

                      (iii) Furnish to the Holder(s) such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as may be reasonably requested.

                       (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder(s), provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                        (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.
                                  The Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                       (vi) Notify the Holder at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                    (vii) Furnish, at the request of any Holder requesting registration on the date that such Warrant Stock is delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to the Holder, addressed to the underwriters, if any, and to the Holder and
                                  (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to the Holder, addressed to the underwriters, if any, and to the Holder.

                 (e) Indemnification. The Company will indemnify and hold harmless the Holder, the partners, officers and directors of the Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint and several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any Preliminary Prospectus or final Prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law in connection with the offering covered by such registration statement; and the Company, at its option, shall either assume the defense thereof or will reimburse the Holder, partner, officer, or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if the Holder fails to promptly notify the Company of such claim or such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder. The obligations of the Company under this paragraph shall survive the completion of any offering of Warrant Stock.

                 9. Notice. All notices hereunder shall be in writing and shall be deemed given (a) when delivered personally, (b) the next business day when sent by nationally recognized overnight courier service procuring a return receipt, or (c) within three business days after mailing when by certified or registered mail, return receipt requested, to the Company at American Consolidated Laboratories, Inc., 6414 Parkland Drive, Sarasota, Florida 34243, or to the Holder at his address on the Company's records or at such other address of which the Company or Holder has been advised by notice hereunder.

                 10.      Applicable Law.    This Warrant is issued under and
shall for all purposes be governed by and construed in accordance with the laws of the State of Florida.

                 11.      Miscellaneous.    This Warrant represents the entire
agreement of the Company with respect to the subject matter hereof and may be changed only by a written agreement executed by the Company and the Holder.

                 12. Certain Prior Warrants Replaced and Superseded. This Warrant replaces and supersedes the Warrants dated as of November 8, 1995 issued by the Company to the Holder for the purchase of an aggregate of 32,400 shares of Common Stock and effective only if principal and interest under certain promissory notes of the Company to the order of the Holder is not paid in full by May 8, 1996.

                 IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of February 15, 1996.


                                     AMERICAN CONSOLIDATED LABORATORIES,
                                       INC.


                                     By:
                                              ---------------------------------
                                              Wayne Upham Smith
                                              Chairman and Chief Executive
                                                Officer

                                ASSIGNMENT FORM


                 For value received, the undersigned ________________________, hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of the capital stock covered thereby set forth below, unto:


         Name and address of Assignee                       Number of Shares
         ----------------------------                       ----------------







Date:

         Name of Holder:


                                                   By:
                                                        ----------------------------------------

                             WARRANT EXERCISE FORM

                 1. The undersigned Warrant Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to the Warrant Stock, as defined in the Warrant of American Consolidated Laboratories, inc. (the "Company").

                 2.  The undersigned Warrant Holder

                 (a) elects to pay the aggregate exercise price for such Warrant Stock in the following manner:

                      (i) by lawful money of the United States or the enclosed certified check or postal or express money order payable in United States dollars to the order of the Company in the amount of $_________; or

                      (ii) by wire transfer of United States funds to the account of the Company in the amount of $_________, which transfer has been made before or simultaneously with the delivery of this Warrant Exercise Form pursuant to the instructions of the Company.

                    (iii) by surrendering Holder's rights to that number of Warrant Shares having a fair market value equal to the exercise price of the Warrant Shares being purchased. Accordingly, upon exercise of this Warrant, Holder would receive the number of Warrant Shares to which it would otherwise be entitled upon such exercise, less the surrendered shares. For purposes of this provision, the fair market value of one share of stock shall be the closing price as reported on any automated quotation system or exchange on which the Company's stock is listed or reported or the average of the last bid and last offer for the stock of the Company as reported on the Nasdaq over-the-counter market, as applicable, on the last full day of trading immediately preceding such exercise.

                 3. Please issue a stock certificate or certificates representing the appropriate number of shares of Warrant Stock in the name of the undersigned or in such names as is specified below:

Name:  _______________________________

Address:  ____________________________

Tax Identification No.:  _____________

HOLDER:  _____________________________

By:  _________________________________

Date:  _______________________________


Note: The signature of the Warrant Holder must conform in all respects to the name of the Warrant Holder as specified on the face of the Warrant, or Assignment, without alteration, enlargement or any change whatsoever.